Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-8 No. 333-34008) of Idera Pharmaceuticals, Inc.

(2)	Registration Statement (Form S-8 No. 333-71938) of Idera Pharmaceuticals, Inc.

(3)	Registration Statement (Form S-8 No. 333-116010) of Idera Pharmaceuticals, Inc.

(4)	Registration Statement (Form S-8 No. 333-116011) of Idera Pharmaceuticals, Inc.

(5)	Registration Statement (Form S-8 No. 333-116012) of Idera Pharmaceuticals, Inc.

(6)	Registration Statement (Form S-8 No. 333-126664) of Idera Pharmaceuticals, Inc.

(7)	Registration Statement (Form S-8 No. 333-137687) of Idera Pharmaceuticals, Inc.

(8)	Registration Statement (Form S-8 No. 333-137688) of Idera Pharmaceuticals, Inc.

(9)	Registration Statement (Form S-8 No. 333-147474) of Idera Pharmaceuticals, Inc.

(10)	Registration Statement (Form S-8 No. 333-152669) of Idera Pharmaceuticals, Inc.

(11)	Registration Statement (Form S-8 No. 333-152670) of Idera Pharmaceuticals, Inc.

(12)	Registration Statement (Form S-8 No. 333-176067) of Idera Pharmaceuticals, Inc.

(13)	Registration Statement (Form S-1 as amended by Form S-3/A No. 333-136610) of Idera Pharmaceuticals, Inc.

(14)	Registration Statement (Form S-2 as amended by Form S-3/A No. 333-109630) of Idera Pharmaceuticals, Inc.

(15)	Registration Statement (Form S-3 as amended by Form S-3/A No. 333-25833) of Idera Pharmaceuticals, Inc.

(16)	Registration Statement (Form S-3 Nos. 333-28409) of Idera Pharmaceuticals, Inc.

(17)	Registration Statement (Form S-3 No.333-111903) of Idera Pharmaceuticals, Inc.

(18)	Registration Statement (Form S-3 No. 333-119943) of Idera Pharmaceuticals, Inc.

(19)	Registration Statement (Form S-3 No. 333-126634) of Idera Pharmaceuticals, Inc.

(20)	Registration Statement (Form S-3 No. 333-131804) of Idera Pharmaceuticals, Inc.

(21)	Registration Statement (Form S-3 No. 333-133455) of Idera Pharmaceuticals, Inc.

(22)	Registration Statement (Form S-3 No. 333-133456) of Idera Pharmaceuticals, Inc.

(23)	Registration Statement (Form S-3 No. 333-136115) of Idera Pharmaceuticals, Inc.

(24)	Registration Statement (Form S-3 No. 333-139830) of Idera Pharmaceuticals, Inc.

(25)	Registration Statement (Form S-3 No. 333-134556) of Idera Pharmaceuticals, Inc.

(26)	Registration Statement (Form S-3 No. 333-169060) of Idera Pharmaceuticals, Inc.

(27)	Registration Statement (Form S-3 No. 333-178405) of Idera Pharmaceuticals, Inc.

(28)	Registration Statement (Form S-3 No. 333-186312) of Idera Pharmaceuticals, Inc.

(29)	Registration Statement (Form S-3 as amended by Form S-3/A No. 333-185392) of Idera Pharmaceuticals, Inc.

of our report dated March 11, 2013 with respect to the financial statements of Idera Pharmaceuticals, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2012.

/s/ Ernst & Young LLP

Boston, Massachusetts

March 11, 2013